ROADHOUSE GRILL LOGO

NUMBER                        Roadhouse Grill, Inc.                    SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                            CUSIP NUMBER

                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

THIS CERTIFIES THAT





                                is the owner of

           FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
                             ROADHOUSE GRILL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Incorporation and amendments thereto of the Corporation, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

ROADHOUSE GRILL, INC
   CORPORATE SEAL
OCTOBER 16, 1992
     FLORIDA               /s/ CHARLES D. BARNETT      /s/ JOHN DAVID TOOLE III
                             SECRETARY                   PRESIDENT

                                             [LANDSCAPED]

                                       COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            (NEW YORK, N.Y.)
                                                 TRANSFER AGENT AND REGISTRAR

                                                   AUTHORIZED SIGNATURE

                               (SEE REVERSE SIDE)

                              ROADHOUSE GRILL, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian_______
                                                       (Cust)          (Minor)
TEN ENT - as tenants by the
          entireties                             under Uniform Gifts to Minors

JT TEN - as joint tenants with rights            Act _________________
         of survivorship and not as                      (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, _______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

- --------------------------------------------------------------------------------
   Please print or typewrite name and address including zip code of assignee

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ---------------------------------------------------------------------- Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- --------------------------------------------------------------------, Attorney,
to transfer the said stock on the books of the within-name Corporation with full power of substitution in the premises.


Dated, ___________________________________


            ___________________________________________________________________


[LANDSCAPED]

            The signature to this assignment must correspond with the name as
NOTICE: written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.